UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON. D.C. 20549

                                   ___________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  May 25, 2004


                        Commission File Number 033-06534
                                               ---------

                 Motors Mechanical Reinsurance Company, Limited
                 ----------------------------------------------
             (Exact name of registrant as specified in its charter)

                 Barbados                                    N/A
 ----------------------------------------      -------------------------------
      (State or other jurisdiction of                  (I.R.S. Employer
      incorporation or organization)                 Identification No.)
 Bishops Court Hill, St. Michael, Barbados                   N/A
 (Address of principal executive offices)                 (Zip Code)

                                 (246) 436-4895
               --------------------------------------------------
              (Registrant's telephone number, including area code)

Item 5.  Other Events and Required FD Disclosure

         On May 25, 2004, Motors Mechanical Reinsurance Company, Limited mailed a newsletter to its holders of participating shares that included, among other things, information concerning certain matters that were approved at the annual meeting of the shareholders held on May 12, 2004 and also at the meeting of the Board of Directors held on May 12, 2004. A copy of the newsletter is filed as
Exhibit 99 herewith.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Motors Mechanical Reinsurance Company, Limited has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           MOTORS MECHANICAL REINSURANCE
                                           COMPANY, LIMITED

                                           By:/s/ Ronald W. Jones
                                              ----------------------
                                              Ronald W. Jones
                                              Vice-President, Finance
                                              Signing on behalf of
                                              the Registrant

Date:  May 25, 2004

                                  Exhibit Index

Description of Document                                        Exhibit No.
-----------------------                                        -----------
Motors Mechanical Reinsurance Company, Limited                      99
Management Newsletter No. 58